BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                         8% SUBORDINATED PROMISSORY NOTE


$350,000.00                                                 March 30, 2007


     FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC. and BAYWOOD ACQUISITION, INC., each a Nevada corporation located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260 (each, a "Company" and together, the "Companies"), hereby, jointly and severally, promise to pay to the order of THOMAS PINKOWSKI, an individual residing at 3703 Calle Fino Clarete San Clemente, California 92673 ("Holder"), in lawful money of the United States, the principal amount of Three Hundred Fifty Thousand Dollars ($350,000), together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

     1.     Note.  This  subordinated  promissory  note  (the  "Note")  is being
            ----
delivered by the Companies to Holder in partial consideration for the purchase of the Purchased Assets and the LifeTime Business (as such terms are defined in that certain Asset Purchase Agreement, of even date herewith, by and among the Companies, LifeTime and the LifeTime Representatives defined therein, including Holder (the "Asset Purchase Agreement")). Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.     Payment.  The  principal  amount  of  this  Note shall be payable in
            -------
eight equal quarterly installments of Forty-Three Thousand Seven Hundred Fifty Dollars ($43,750) each on the last day of March, June, September and December, commencing June 30, 2007 through March 31, 2009. Accrued interest shall be payable in arrears on each such installment payment date and at maturity.

     3.     Prepayment.  This  Note  may  be  prepaid in whole or in part at any
            ----------
time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

     4.     Right  to  Offset.
            -----------------

     (a) Subject to the terms of the Asset Purchase Agreement, the Companies shall have the right to offset against this Note any and all damages sustained by either or both of them caused by or resulting from any default, breach or violation by LifeTime or any of the LifeTime Representatives of any of their representations, warranties, covenants or agreements set forth in the Asset Purchase Agreement.

     (b) All amounts which the Companies shall be entitled to offset as provided above shall by applied, first, to all interest then accrued on this Note, and thereafter, to the outstanding principal amount hereof in the inverse order of the quarterly maturities hereof.

     (c) This Note shall be held in escrow for the period, and under the terms and conditions, set forth in that certain Escrow Agreement, of even date herewith, by and among the Companies, LifeTime, the LifeTime Representatives and Meltzer, Lippe, Goldstein & Breitstone, LLP, as escrow agent (the "Escrow Agreement").

     5.     Subordination.  The  payment  of  this Note shall be subordinate and
            -------------
junior in right of payment to the prior payment of senior debt pursuant to a Subordination Agreement of even date herewith, by and among Vineyard Bank, N.A., the Companies and the LifeTime Representatives, including Holder.

     6.     Events  of  Default;  Remedies.
            ------------------------------

          6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default by the Companies in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Holder; or

               (b) (i) Commencement by either Company of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect); (ii) either Company applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) either Company making a general assignment for the benefit of creditors; or (iv) the failure of either Company generally to pay its debts as they become due; or

               (c) The entry of a decree or order by any court of competent jurisdiction in respect of either Company granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for either Company or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

          6.2 Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Holder, may be declared and thereupon shall become immediately due and payable. In such event the Companies shall be responsible to pay all of Holder's reasonable costs of collection, including attorney's fees.

     7.     Notices.  All notices and other communications required or permitted
            -------
under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement. The Companies waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

     8.      Amendment; Waiver.  This Note may not be amended or modified except
             -----------------
by an instrument in writing duly executed by the Companies and Holder. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.     Severability.  If  any provision hereof shall for any reason be held
            ------------
to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

     10.     Assignment.  This  Note may not be assigned, pledged, negotiated or
             ----------
transferred  by  Holder  and  shall  inure  solely  to  the  benefit  of Holder.

     11.     Governing  Law; Waiver of Jury Trial.  This Note is made under, and
             ------------------------------------
shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws. The Companies irrevocably waive, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the 30th day of March, 2007.

                                         BAYWOOD  INTERNATIONAL,  INC.


                                    By:  /s/ Neil Reithinger
                                         ------------------------------
                                         Name:  Neil Reithinger
                                         Title: President & C.E.O.


                                         BAYWOOD  ACQUISITION,  INC.


                                    By:  /s/ Neil Reithinger
                                         ------------------------------
                                         Name:  Neil Reithinger
                                         Title: President

                                   SCHEDULE A


------------------------------------------------------------------------------------
Date  Principal  Interest   Amount     Adjustment   Adjustment   Principal  Interest
                           of Offset  to Principal  to Interest   Balance   Balance
                                      Installment
----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------

Total amount of principal and interest due on March 31, 2009:
------------------------------------------------------------------------------------

                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                         8% SUBORDINATED PROMISSORY NOTE


$175,000.00                                             March 30, 2007


     FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC. and BAYWOOD ACQUISITION, INC., each a Nevada corporation located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260 (each, a "Company" and together, the "Companies"), hereby, jointly and severally, promise to pay to the order of CHARLES UNG, an individual residing at 210 Crescent Glen Drive, Glendora, California 91741("Holder"), in lawful money of the United States, the principal amount of One Hundred Seventy Five Thousand Dollars ($175,000), together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

     1.     Note.  This  subordinated  promissory  note  (the  "Note")  is being
            ----
delivered by the Companies to Holder in partial consideration for the purchase of the Purchased Assets and the LifeTime Business (as such terms are defined in that certain Asset Purchase Agreement, of even date herewith, by and among the Companies, LifeTime and the LifeTime Representatives defined therein, including Holder (the "Asset Purchase Agreement")). Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.     Payment.  The  principal  amount  of  this  Note shall be payable in
            -------
eight equal quarterly installments of Twenty One Thousand Eight Hundred Seventy Five Dollars ($21,875) each on the last day of March, June, September and December, commencing June 30, 2007 through March 31, 2009. Accrued interest shall be payable in arrears on each such installment payment date and at maturity.

     3.     Prepayment.  This  Note  may  be  prepaid in whole or in part at any
            ----------
time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

     4.     Right  to  Offset.
            -----------------

     (a) Subject to the terms of the Asset Purchase Agreement, the Companies shall have the right to offset against this Note any and all damages sustained by either or both of them caused by or resulting from any default, breach or violation by LifeTime or any of the LifeTime Representatives of any of their representations, warranties, covenants or agreements set forth in the Asset Purchase Agreement.

     (b) All amounts which the Companies shall be entitled to offset as provided above shall by applied, first, to all interest then accrued on this Note, and thereafter, to the outstanding principal amount hereof in the inverse order of the quarterly maturities hereof.

     (c) This Note shall be held in escrow for the period, and under the terms and conditions, set forth in that certain Escrow Agreement, of even date herewith, by and among the Companies, LifeTime, the LifeTime Representatives and Meltzer, Lippe, Goldstein & Breitstone, LLP, as escrow agent (the "Escrow Agreement").

     5.     Subordination.  The  payment  of  this Note shall be subordinate and
            -------------
junior in right of payment to the prior payment of senior debt pursuant to a Subordination Agreement of even date herewith, by and among Vineyard Bank, N.A., the Companies and the LifeTime Representatives, including Holder.

     6.     Events  of  Default;  Remedies.
            ------------------------------

          6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default by the Companies in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Holder; or

               (b) (i) Commencement by either Company of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect); (ii) either Company applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) either Company making a general assignment for the benefit of creditors; or (iv) the failure of either Company generally to pay its debts as they become due; or

               (c) The entry of a decree or order by any court of competent jurisdiction in respect of either Company granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for either Company or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

          6.2 Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Holder, may be declared and thereupon shall become immediately due and payable. In such event the Companies shall be responsible to pay all of Holder's reasonable costs of collection, including attorney's fees.

     7.     Notices.  All notices and other communications required or permitted
            -------
under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement. The Companies waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

     8.      Amendment; Waiver.  This Note may not be amended or modified except
             -----------------
by an instrument in writing duly executed by the Companies and Holder. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.     Severability.  If  any provision hereof shall for any reason be held
            ------------
to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

     10.     Assignment.  This  Note may not be assigned, pledged, negotiated or
             ----------
transferred  by  Holder  and  shall  inure  solely  to  the  benefit  of Holder.

     11.     Governing  Law; Waiver of Jury Trial.  This Note is made under, and
             ------------------------------------
shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws. The Companies irrevocably waive, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the 30th day of March, 2007.

                                             BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President & C.E.O.


                                             BAYWOOD  ACQUISITION,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President

                                   SCHEDULE A

------------------------------------------------------------------------------------
Date  Principal  Interest   Amount     Adjustment   Adjustment   Principal  Interest
                           of Offset  to Principal  to Interest   Balance   Balance
                                      Installment
----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------

Total amount of principal and interest due on March 31, 2009:
------------------------------------------------------------------------------------

                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                         8% SUBORDINATED PROMISSORY NOTE


$175,000.00                                                    March 30, 2007


     FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC. and BAYWOOD ACQUISITION, INC., each a Nevada corporation located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260 (each, a "Company" and together, the "Companies"), hereby, jointly and severally, promise to pay to the order of M. AMIRUL KARIM, an individual residing at 12921Berkhamsted Street, Cerritos, California 90703-7235 ("Holder"), in lawful money of the United States, the principal amount of One Hundred Seventy Five Thousand Dollars ($175,000), together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

     1.     Note.  This  subordinated  promissory  note  (the  "Note")  is being
            ----
delivered by the Companies to Holder in partial consideration for the purchase of the Purchased Assets and the LifeTime Business (as such terms are defined in that certain Asset Purchase Agreement, of even date herewith, by and among the Companies, LifeTime and the LifeTime Representatives defined therein, including Holder (the "Asset Purchase Agreement")). Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.     Payment.  The  principal  amount  of  this  Note shall be payable in
            -------
eight equal quarterly installments of Twenty One Thousand Eight Hundred Seventy Five Dollars ($21,875) each on the last day of March, June, September and December, commencing June 30, 2007 through March 31, 2009. Accrued interest shall be payable in arrears on each such installment payment date and at maturity.

     3.     Prepayment.  This  Note  may  be  prepaid in whole or in part at any
            ----------
time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

     4.     Right  to  Offset.
            -----------------

     (a) Subject to the terms of the Asset Purchase Agreement, the Companies shall have the right to offset against this Note any and all damages sustained by either or both of them caused by or resulting from any default, breach or violation by LifeTime or any of the LifeTime Representatives of any of their representations, warranties, covenants or agreements set forth in the Asset Purchase Agreement.

     (b) All amounts which the Companies shall be entitled to offset as provided above shall by applied, first, to all interest then accrued on this Note, and thereafter, to the outstanding principal amount hereof in the inverse order of the quarterly maturities hereof.

     (c) This Note shall be held in escrow for the period, and under the terms and conditions, set forth in that certain Escrow Agreement, of even date herewith, by and among the Companies, LifeTime, the LifeTime Representatives and Meltzer, Lippe, Goldstein & Breitstone, LLP, as escrow agent (the "Escrow Agreement").

     5.     Subordination.  The  payment  of  this Note shall be subordinate and
            -------------
junior in right of payment to the prior payment of senior debt pursuant to a Subordination Agreement of even date herewith, by and among Vineyard Bank, N.A., the Companies and the LifeTime Representatives, including Holder.

     6.     Events  of  Default;  Remedies.
            ------------------------------

          6.1 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default by the Companies in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Holder; or

               (b) (i) Commencement by either Company of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect); (ii) either Company applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) either Company making a general assignment for the benefit of creditors; or (iv) the failure of either Company generally to pay its debts as they become due; or

               (c) The entry of a decree or order by any court of competent jurisdiction in respect of either Company granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for either Company or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

          6.2 Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Holder, may be declared and thereupon shall become immediately due and payable. In such event the Companies shall be responsible to pay all of Holder's reasonable costs of collection, including attorney's fees.

     7.     Notices.  All notices and other communications required or permitted
            -------
under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement. The Companies waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

     8.     Amendment;  Waiver.  This Note may not be amended or modified except
            ------------------
by an instrument in writing duly executed by the Companies and Holder. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.     Severability.  If  any provision hereof shall for any reason be held
            ------------
to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

     10.     Assignment.  This  Note may not be assigned, pledged, negotiated or
             ----------
transferred  by  Holder  and  shall  inure  solely  to  the  benefit  of Holder.

     11.     Governing  Law; Waiver of Jury Trial.  This Note is made under, and
             ------------------------------------
shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws. The Companies irrevocably waive, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the 30th day of March, 2007.

                                             BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President & C.E.O.


                                             BAYWOOD  ACQUISITION,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name:  Neil Reithinger
                                             Title: President

                                   SCHEDULE A

------------------------------------------------------------------------------------
Date  Principal  Interest   Amount     Adjustment   Adjustment   Principal  Interest
                           of Offset  to Principal  to Interest   Balance   Balance
                                      Installment
----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------



----  ---------  --------  ---------  ------------  -----------  ---------  --------

Total amount of principal and interest due on March 31, 2009:
------------------------------------------------------------------------------------

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS
WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


                           BAYWOOD INTERNATIONAL, INC.
                            Warrants for the Purchase
                                       of
               Shares of Common Stock, Par Value $0.001 Per Share

No. W-46

     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received, Thomas Pinkowski, an individual (the "Holder") is entitled to subscribe for, and purchase from, BAYWOOD INTERNATIONAL, INC., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time on or after the date hereof (the "Initial Exercise Date") until 5:00 P.M. New York City local time on the fifth anniversary of the Initial Exercise Date (the "Exercise Period"), up to an aggregate of 350,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company. This Warrant is initially exercisable at $0.05 per share; provided, however, that upon the
                                                --------  -------
occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

     As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a "Warrant Share".

     1. This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (with the completed Election to Exercise in the form set forth in Schedule 1 attached hereto and forming a
                                        ----------
part  hereof,  duly  executed)  to  the Company at its office at 1490 North 83rd
Place, Suite 1, Scottsdale, Arizona 852601, or at such other place as is designated in writing by the Company, together with payment of an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised in the form of, at the Holder's option, (A) a certified or bank cashier's check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company. If this Warrant is not registered in the name of the initial registered Holder, an assignment evidencing the assignment of this Warrant to the current Holder, in the form set forth in Schedule 2 attached hereto and forming part hereof, shall also be
           -----------
presented  to  the  Company  at  the  time  of  exercise.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

     3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof, duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer, together with an assignment evidencing the assignment of this Warrant, in the form set forth in Schedule 2 attached hereto and forming
                                          ----------
a part hereof. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant
Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

     4. (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

     (b) The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company's securities issuable upon the exercise of this Warrant. The Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes.

     5.     (a)     The  Exercise  Price for the Warrants in effect from time to time, and the number of shares of Common Stock issuable upon exercise of the Warrants, shall be subject to adjustment, as follows: in the event that the Company shall at any time after the date hereof (A) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (B) subdivide the outstanding Common Stock, (C) combine (including by way of a reverse stock split) the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

          (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 5(a)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Current Market Price per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Current Market Price per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such fair market value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (c) Further, in the event of any adjustment pursuant to Section 5(a) or Section 5(b), the number of Warrant Shares shall be adjusted to equal the quotient of (i) divided by (ii), where (i) equals the product of the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Exercise Price per Warrant Share immediately prior to such adjustment, and where (ii) equals the Exercise Price immediately following such adjustment.

          (d) As used herein, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq SmallCap Market is no longer reporting such information. If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or any similar organization, the Current Market Price shall be deemed to be the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, absent manifest error.

          (e) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (f) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock outstanding or in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a
             --------   -------
due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

          (g)     Whenever  there  shall  be  an  adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent in accordance with Section 13 hereunder to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

          (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of capital stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

          (i) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.005; provided, however, that any
                                                     --------  -------
adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     6. (a) In case of any capital reorganization, other than in the cases referred to in Sections 5(a) and (b) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or, if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder and each registered holder of a Warrant that such sale or conveyance or other transfer has been consummated.

          (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

          (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

     7.     In  case  at  any  time  the  Company  shall  propose:

     (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

     (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

     (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6 hereof; or

     (d) to effect any liquidation, dissolution, or winding-up of the Company; or

     (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share; then, and in any one or more of such cases, the Company shall give written notice thereof in accordance with Section 13 hereunder at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

     8. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. The Company shall not amend its Articles of Incorporation, its By-laws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed by the Company pursuant to Section 5 hereof, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment as provided therein.

     10. The Company will (a) obtain and keep effective any and all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (b) have the Warrant Shares, upon their issuance and eligibility for listing, listed on each securities exchange on which the Common Stock are then listed.

     11. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH
     SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

     12. Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

     13. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile in the case of notice to the Company only, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

     if to the Company:

     Baywood International, Inc.
     14950 North 83rd Place
     Suite 1
     Scottsdale, Arizona 85260

     Attention:  Chief Executive Officer
     Facsimile: (480) 483-2168

     if  to  the  Holder:  As  set forth in the Warrant Register of the Company.

     The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

     14. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like date, tenor and denomination, in lieu of such Warrant or stock certificate

     15. (a) The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

          (b) No provision hereof, in the absence of affirmative action by the Holder to Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

     16. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

     17. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

     18. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

     19. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

     20.     (a)     This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

          (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT
PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF NEW YORK, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13 HEREOF. NOTHING IN THIS WARRANT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.


                  [Remainder of Page Intentionally Left Blank]

Dated:  March 30, 2007

                                             BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name: Neil Reithinger
                                             Title: President & CEO


[Seal]

/s/ Karl H. Rullich
------------------------------
Secretary

                                                                      Schedule 1
                                                                      ----------

                              ELECTION TO EXERCISE


To:  Baywood  International,  Inc.

     The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Baywood International, Inc., a Nevada corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____________ by (i) certified or bank cashier's check payable to the order of the Company ; or (ii) a wire transfer of such funds to an account designated by the Company (check applicable box) in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:




(Print  Name,  Address,  and  Social  Security  or  Tax  Identification  Number)


and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:  ________________                       Name:__________________________
                                                      (Print)

Address:


                                                    __________________________
                                                       Signature

                                                                      Schedule 2
                                                                      ----------


                               FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED,________________________ hereby sells, assigns, and transfers unto _____________ a Warrant to purchase _________ shares of Common Stock, par value $0.001 per share, of Baywood International, Inc., a Nevada corporation (the "Company"), and does hereby irrevocably constitute and appoint _______________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:______________


                                             Signature_____________________

                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS
WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


                           BAYWOOD INTERNATIONAL, INC.
                            Warrants for the Purchase
                                       of
               Shares of Common Stock, Par Value $0.001 Per Share

No. W-48

     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received, Charles Ung, an individual (the "Holder") is entitled to subscribe for, and purchase from, BAYWOOD INTERNATIONAL, INC., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time on or after the date hereof (the "Initial Exercise Date") until 5:00 P.M. New York City local time on the fifth anniversary of the Initial Exercise Date (the "Exercise Period"), up to an aggregate of 175,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company. This Warrant is initially exercisable at $0.05 per share; provided, however, that upon the
                                                --------  -------
occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

     As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a "Warrant Share".

     1. This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (with the completed Election to Exercise in the form set forth in Schedule 1 attached hereto and forming a
                                        ----------
part  hereof,  duly  executed)  to  the Company at its office at 1490 North 83rd
Place, Suite 1, Scottsdale, Arizona 852601, or at such other place as is designated in writing by the Company, together with payment of an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised in the form of, at the Holder's option, (A) a certified or bank cashier's check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company. If this Warrant is not registered in the name of the initial registered Holder, an assignment evidencing the assignment of this Warrant to the current Holder, in the form set forth in Schedule 2 attached hereto and forming part hereof, shall also be
           -----------
presented  to  the  Company  at  the  time  of  exercise.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

     3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof, duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer, together with an assignment evidencing the assignment of this Warrant, in the form set forth in Schedule 2 attached hereto and forming
                                          ----------
a part hereof. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant
Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

     4. (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

     (b) The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company's securities issuable upon the exercise of this Warrant. The Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes.

     5.     (a)     The  Exercise  Price for the Warrants in effect from time to time, and the number of shares of Common Stock issuable upon exercise of the Warrants, shall be subject to adjustment, as follows: in the event that the Company shall at any time after the date hereof (A) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (B) subdivide the outstanding Common Stock, (C) combine (including by way of a reverse stock split) the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

          (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 5(a)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Current Market Price per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Current Market Price per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such fair market value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (c) Further, in the event of any adjustment pursuant to Section 5(a) or Section 5(b), the number of Warrant Shares shall be adjusted to equal the quotient of (i) divided by (ii), where (i) equals the product of the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Exercise Price per Warrant Share immediately prior to such adjustment, and where (ii) equals the Exercise Price immediately following such adjustment.

          (d) As used herein, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq SmallCap Market is no longer reporting such information. If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or any similar organization, the Current Market Price shall be deemed to be the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, absent manifest error.

          (e) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (f) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock outstanding or in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a
             --------   -------
due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

          (g)     Whenever  there  shall  be  an  adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent in accordance with Section 13 hereunder to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

          (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of capital stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

          (i) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.005; provided, however, that any
                                                     --------  -------
adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     6. (a) In case of any capital reorganization, other than in the cases referred to in Sections 5(a) and (b) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or, if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder and each registered holder of a Warrant that such sale or conveyance or other transfer has been consummated.

          (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

          (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

     7.     In  case  at  any  time  the  Company  shall  propose:

     (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

     (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

     (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6 hereof; or

     (d) to effect any liquidation, dissolution, or winding-up of the Company; or

     (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share; then, and in any one or more of such cases, the Company shall give written notice thereof in accordance with Section 13 hereunder at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

     8. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. The Company shall not amend its Articles of Incorporation, its By-laws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed by the Company pursuant to Section 5 hereof, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment as provided therein.

     10. The Company will (a) obtain and keep effective any and all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (b) have the Warrant Shares, upon their issuance and eligibility for listing, listed on each securities exchange on which the Common Stock are then listed.

     11. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH
     SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

     12. Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

     13. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile in the case of notice to the Company only, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

     if to the Company:

     Baywood International, Inc.
     14950 North 83rd Place
     Suite 1
     Scottsdale, Arizona 85260

     Attention:  Chief Executive Officer
     Facsimile: (480) 483-2168

     if to the Holder:  As set forth in the Warrant Register of the Company.

     The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

     14. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like date, tenor and denomination, in lieu of such Warrant or stock certificate

     15. (a) The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

          (b) No provision hereof, in the absence of affirmative action by the Holder to Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

     16. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

     17. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

     18. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

     19. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

     20.     (a)     This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

          (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT
PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF NEW YORK, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13 HEREOF. NOTHING IN THIS WARRANT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.


                  [Remainder of Page Intentionally Left Blank]

Dated:  March 30, 2007

                                        BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name: Neil Reithinger
                                             Title: President & CEO


[Seal]

/s/ Karl H. Rullich
-----------------------------
Secretary

                                                                      Schedule 1
                                                                      ----------

                              ELECTION TO EXERCISE


To:  Baywood  International,  Inc.

     The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Baywood International, Inc., a Nevada corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____________ by (i) certified or bank cashier's check payable to the order of the Company ; or (ii) a wire transfer of such funds to an account designated by the Company (check applicable box) in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:



(Print  Name,  Address,  and  Social  Security  or  Tax  Identification  Number)


and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:  _________________               Name:__________________________
                                               (Print)
Address:


                                        _______________________________
                                             Signature

                                                                      Schedule 2
                                                                      ----------


                               FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED,________________________ hereby sells, assigns, and transfers unto _____________ a Warrant to purchase _________ shares of Common Stock, par value $0.001 per share, of Baywood International, Inc., a Nevada corporation (the "Company"), and does hereby irrevocably constitute and appoint _______________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:_____________________


                                        Signature__________________________


                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS
WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


                           BAYWOOD INTERNATIONAL, INC.
                            Warrants for the Purchase
                                       of
               Shares of Common Stock, Par Value $0.001 Per Share

No. W-47

     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received, M. Amirul Karim, an individual (the "Holder") is entitled to subscribe for, and purchase from, BAYWOOD INTERNATIONAL, INC., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time on or after the date hereof (the "Initial Exercise Date") until 5:00 P.M. New York City local time on the fifth anniversary of the Initial Exercise Date (the "Exercise Period"), up to an aggregate of 175,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company. This Warrant is initially exercisable at $0.05 per share; provided, however, that upon the
                                                --------  -------
occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share.

     As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a "Warrant Share".

     1. This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (with the completed Election to Exercise in the form set forth in Schedule 1 attached hereto and forming a
                                        ----------
part  hereof,  duly  executed)  to  the Company at its office at 1490 North 83rd
Place, Suite 1, Scottsdale, Arizona 852601, or at such other place as is designated in writing by the Company, together with payment of an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised in the form of, at the Holder's option, (A) a certified or bank cashier's check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company. If this Warrant is not registered in the name of the initial registered Holder, an assignment evidencing the assignment of this Warrant to the current Holder, in the form set forth in Schedule 2 attached hereto and forming part hereof, shall also be
           -----------
presented  to  the  Company  at  the  time  of  exercise.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

     3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable on the books of the Company only upon delivery thereof, duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer, together with an assignment evidencing the assignment of this Warrant, in the form set forth in Schedule 2 attached hereto and forming
                                          ----------
a part hereof. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant
Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

     4. (a) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue), without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of stockholders. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

     (b) The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company's securities issuable upon the exercise of this Warrant. The Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes.

     5.     (a)     The  Exercise  Price for the Warrants in effect from time to time, and the number of shares of Common Stock issuable upon exercise of the Warrants, shall be subject to adjustment, as follows: in the event that the Company shall at any time after the date hereof (A) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (B) subdivide the outstanding Common Stock, (C) combine (including by way of a reverse stock split) the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

          (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 5(a)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Current Market Price per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Current Market Price per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such fair market value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (c) Further, in the event of any adjustment pursuant to Section 5(a) or Section 5(b), the number of Warrant Shares shall be adjusted to equal the quotient of (i) divided by (ii), where (i) equals the product of the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment multiplied by the Exercise Price per Warrant Share immediately prior to such adjustment, and where (ii) equals the Exercise Price immediately following such adjustment.

          (d) As used herein, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq SmallCap Market is no longer reporting such information. If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or any similar organization, the Current Market Price shall be deemed to be the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, absent manifest error.

          (e) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (f) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock outstanding or in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a
             --------   -------
due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

          (g)     Whenever  there  shall  be  an  adjustment as provided in this
Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent in accordance with Section 13 hereunder to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

          (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of capital stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

          (i) No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than $.005; provided, however, that any
                                                     --------  -------
adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     6. (a) In case of any capital reorganization, other than in the cases referred to in Sections 5(a) and (b) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or, if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate 30 days after the Company gives written notice to the Holder and each registered holder of a Warrant that such sale or conveyance or other transfer has been consummated.

          (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder or holders of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Warrant Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5 hereof.

          (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

     7.     In  case  at  any  time  the  Company  shall  propose:

     (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

     (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

     (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 6 hereof; or

     (d) to effect any liquidation, dissolution, or winding-up of the Company; or

     (e) to take any other action which would cause an adjustment to the Exercise Price per Warrant Share; then, and in any one or more of such cases, the Company shall give written notice thereof in accordance with Section 13 hereunder at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

     8. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. The Company shall not amend its Articles of Incorporation, its By-laws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed by the Company pursuant to Section 5 hereof, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment as provided therein.

     10. The Company will (a) obtain and keep effective any and all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (b) have the Warrant Shares, upon their issuance and eligibility for listing, listed on each securities exchange on which the Common Stock are then listed.

     11. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH
     SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

     12. Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

     13. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile in the case of notice to the Company only, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

     if to the Company:

     Baywood International, Inc.
     14950 North 83rd Place
     Suite 1
     Scottsdale, Arizona 85260

     Attention:  Chief Executive Officer
     Facsimile: (480) 483-2168

     if to the Holder:  As set forth in the Warrant Register of the Company.

     The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

     14. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like date, tenor and denomination, in lieu of such Warrant or stock certificate

     15. (a) The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

          (b) No provision hereof, in the absence of affirmative action by the Holder to Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

     16. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

     17. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

     18. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

     19. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

     20.     (a)     This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

          (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT
PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF NEW YORK, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13 HEREOF. NOTHING IN THIS WARRANT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.


                  [Remainder of Page Intentionally Left Blank]

Dated:  March 30, 2007

                                        BAYWOOD  INTERNATIONAL,  INC.


                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                             Name: Neil Reithinger
                                             Title: President & CEO



[Seal]

/s/ Karl H. Rullich
------------------------------
Secretary

                                                                      Schedule 1
                                                                      ----------

                              ELECTION TO EXERCISE


To:  Baywood  International,  Inc.

     The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Baywood International, Inc., a Nevada corporation (the "Company"), covered by the within Warrant and tenders payment herewith in the amount of $_____________ by (i) certified or bank cashier's check payable to the order of the Company ; or (ii) a wire transfer of such funds to an account designated by the Company (check applicable box) in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:



(Print  Name,  Address,  and  Social  Security  or  Tax  Identification  Number)


and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:  _________________               Name:__________________________
                                               (Print)
Address:


                                        ________________________________
                                             Signature

                                                                      Schedule 2
                                                                      ----------


                               FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED,________________________ hereby sells, assigns, and transfers unto _____________ a Warrant to purchase _________ shares of Common Stock, par value $0.001 per share, of Baywood International, Inc., a Nevada corporation (the "Company"), and does hereby irrevocably constitute and appoint _______________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:_________________

                                        Signature__________________________

                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.